UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2017

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2103 CityWest Blvd, Bldg 4, Suite 800, Houston, TX 77042	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (346) 241-3545

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Additional Information and Where to Find It

This communication relates to a proposed business combination (the “Merger”) between American Midstream Partners, LP (the “Partnership,” “AMID” or “we”) and Southcross Energy Partners, L.P. (“SXE”). In connection with the proposed transaction, the Partnership and/or SXE expects to file a proxy statement/prospectus and other documents with the Securities and Exchange Commission (“SEC”).

In connection with the Merger, the Partnership will file a registration statement on Form S-4, including a proxy statement/prospectus of the Partnership and SXE, with the SEC. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement/prospectus (if and when available) will be mailed to unitholders of SXE. Investors and security holders will be able to obtain these materials (if and when they are available) free of charge at the SEC’s website, www.sec.gov. In addition, copies of any documents filed with the SEC may be obtained free of charge from SXE’s investor relations website for investors at http://investors.southcrossenergy.com, and from the Partnership’s investor relations website at http://www.americanmidstream.com/investorrelations. Investors and security holders may also read and copy any reports, statements and other information filed by the Partnership and SXE with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participation in the Solicitation of Votes

The Partnership and SXE and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding SXE’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 9, 2017. Information regarding the Partnership’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 28, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This Current Report, including its exhibits, includes forward-looking statements. These statements relate to, among other things, consummation of transactions and the private placement, strategic plans and growth projects. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “potential,” and similar terms and phrases to identify forward-looking statements. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. These forward-looking statements reflect our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors, many of which are outside our control. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. See “Risk Factors” and other disclosures included in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on March 28, 2017 and in our other filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements.

The forward-looking statements herein speak as of the date of this Current Report. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date hereof.

Item 8.01 Other Events.

Notes Offering

On December 14, 2017, the Partnership and American Midstream Finance Corporation, a Delaware corporation and a wholly owned subsidiary of the Partnership (“American Midstream Finance”), issued a press release announcing that, subject to market and other conditions, the Partnership and American Midstream Finance intend to offer for sale $100 million in aggregate principal amount of its 8.500% Senior Notes due 2021 in a private placement to eligible purchasers that is exempt from registration under the Securities Act of 1933, as amended. The notes will be an additional issue of the Partnership’s outstanding 8.500% Senior Notes due 2021, which were issued in an aggregate principal amount of $300 million on December 28, 2016. A copy of such press release is attached as Exhibit 99.1 to this Current Report.

Pro Forma Financial Information

On October 31, 2017, the Partnership and American Midstream GP, LLC, general partner of AMID (“AMID GP”), entered into a Contribution Agreement (the “Contribution Agreement”) with Southcross Holdings, LP (“Holdings LP”). Upon the terms and subject to the conditions set forth in the Contribution Agreement, Holdings LP agreed to contribute its equity interests in a new wholly owned subsidiary (“SXH Holdings”), which will hold substantially all the current subsidiaries of Holdings LP (Southcross Holdings Intermediary LLC, Southcross Holdings Guarantor GP LLC and Southcross Holdings Guarantor LP, together herein referred to as “SXH”), which in turn directly or indirectly own 100% of the limited liability company interest of Southcross Energy Partners GP, LLC (“SXE GP”) and 100% of the partnership interest of Southcross Holdings Borrower LP, which directly holds securities of SXE, and the business of Holdings LP, to AMID and AMID GP in exchange for (i) the number of common units representing limited partner interests in AMID (each an “AMID common unit”) with a value equal to $185,697,148, subject to certain adjustments for cash, indebtedness, working capital and transaction expenses contemplated by the Contribution Agreement, divided by $13.69 per AMID common unit, (ii) 4,500,000 new Series E convertible preferred units of AMID (the “AMID Preferred Series E Units”), (iii) options to purchase 4,500,000 AMID common units, and (iv) a 15% interest in AMID GP (the “AMID GP Series D units”) (the transactions contemplated thereby and the agreements ancillary thereto, the “Contribution”). A portion of the consideration will be deposited into escrow in order to secure certain post-closing obligations of Holdings LP. Concurrently with the closing of the Contribution, the Fifth Amended and Restated Agreement of Limited Partnership of AMID will be amended and restated to reflect the issuance of AMID Preferred Series E Units, and the Fourth Amended and Restated Limited Liability Company Agreement of AMID GP will be amended and restated to reflect the issuance of the AMID GP Series D units.

In connection with the Contribution Agreement, on October 31, 2017, AMID, AMID GP, Cherokee Merger Sub LLC, a wholly-owned subsidiary of AMID (“Merger Sub”), SXE, and SXE GP, entered into an Agreement and Plan of Merger (the “SXE Merger Agreement”). Upon the terms and subject to the conditions set forth in the SXE Merger Agreement, SXE will merge with and into Merger Sub, with SXE continuing its existence under Delaware law as the surviving entity in the SXE Merger and wholly-owned subsidiary of AMID (the “Merger” and together with the Contribution, the “Transactions”).

At the effective time of the Merger (the “Effective Time”), each common unit of SXE (each, an “SXE Common Unit”) issued and outstanding or deemed issued and outstanding as of immediately prior to the Effective Time will be converted into the right to receive 0.160 (the “Exchange Ratio”) of an AMID common unit (the “Merger Consideration”), except for those SXE Common Units held by affiliates of SXE and SXE GP, which will be cancelled for no consideration. Each SXE Common Unit, Subordinated Unit (as defined in the Merger Agreement) and Class B Convertible Unit (as defined in the Merger Agreement) held by Holdings LP or any of its subsidiaries and the SXE Incentive Distribution Rights (as defined in the Merger Agreement) outstanding immediately prior to the Effective Time will be cancelled in connection with the closing of the Merger.

The Partnership is filing its unaudited pro forma condensed consolidated financial statements (the “Pro Forma Financial Information”) to show the impact of the Transactions on the Partnership’s condensed balance sheet as of September 30, 2017, and on its condensed consolidated statements of operations for the nine months ended September 30, 2017 and for the year ended December 31, 2016, as set forth in Exhibit 99.2 to this report and presented in accordance with Article 11 of Regulation S-X.

The Partnership is also filing (i) the unaudited historical combined financial statements of Southcross Holdings Intermediary LLC, Southcross Holdings Guarantor GP LLC and Southcross Holdings Guarantor LP as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016, as set forth in Exhibit 99.3 to this Current Report, and (ii) the audited historical combined financial statements of Southcross Holdings Intermediary LLC, Southcross Holdings Guarantor GP LLC and Southcross Holdings Guarantor LP as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014, as set forth in Exhibit 99.4 to this Current Report.

Exhibits 99.2, 99.3 and 99.4 are incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release issued by American Midstream Partners, LP dated December 14, 2017.

99.2	Unaudited pro forma condensed consolidated financial statements of American Midstream Partners, LP and subsidiaries as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016, including the notes thereto.

99.3	Unaudited historical combined financial statements of Southcross Holdings Intermediary LLC, Southcross Holdings Guarantor GP LLC and Southcross Holdings Guarantor LP as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016, including the notes thereto.

99.4	Audited historical combined financial statements of Southcross Holdings Intermediary LLC, Southcross Holdings Guarantor GP LLC and Southcross Holdings Guarantor LP as of December 31, 2016 and 2015, for the fiscal years ended December 31, 2016, 2015 and 2014, including the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

	By:	American Midstream GP, LLC,
its General Partner

Date: December 14, 2017	By:	/s/ Eric Kalamaras
	Name:	Eric Kalamaras
	Title:	Senior Vice President and Chief Financial Officer

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